UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2022

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On March 14, 2022, TransDigm Group Incorporated (“TransDigm Group”) issued a press release (the “Press Release”) announcing its definitive agreement to acquire DART Aerospace (“DART” or the “Company”) for approximately $360 million in cash. A copy of this press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
DART Aerospace is headquartered in Montreal, Quebec. The Company is a leading provider of highly engineered, unique helicopter mission equipment solutions that predominantly service civilian aircraft. DART is expected to generate approximately $100 million in pro forma revenues for the calendar year ending December 31, 2022. Approximately 95% of DART's revenues are derived from proprietary products and about 80% of DART's revenues comes from the aftermarket. The products have a strong presence across major commercial rotary-wing platforms as well as select applications for defense and safety services. The Company employs approximately 400 people and operates from four primary facilities in Hawkesbury, Ontario; Portland, Oregon; Fort Collins, Colorado and Chihuahua, Mexico. The acquisition, which is expected to close during the second calendar quarter of 2022, is subject to regulatory approvals and customary closing conditions. The acquisition will be financed through existing cash on hand.
The information in this Item 7.01 on Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:		/s/ Michael Lisman
	Name:	Michael Lisman
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: March 14, 2022